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                       SECURITIES AND EXCHANGE COMMISSION



                              Washington, DC 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2001


                         Generac Portable Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-15047                  13-4006887
 ------------------------       ------------------------     -------------------
 (State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

            1 Generac Way
          Jefferson, Wisconsin                                53549
----------------------------------------        --------------------------------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (920) 674-3750




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On March 1, 2001, Briggs & Stratton Corporation announced that it had signed a letter of intent to acquire Generac Portable Products, Inc. for $55 million in cash. Total consideration at closing, which will include an anticipated $215 million of outstanding debt, is expected to be $270 million. The letter of intent also includes an earnout provision based on future earnings through June 2002.

         Completion of the transaction is subject to negotiation of a definitive agreement and other customary conditions for a transaction of this type. The transaction is targeted for finalization in Generac Portable Products, Inc.'s second quarter.

         A copy of the news release announcing the proposed acquisition is filed as Exhibit 99.1 to this report.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

         The attached press release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The words "anticipate", "believe", "estimate", "expect", "objective", and "think" or similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on our current views and assumptions and involve risks and uncertainties that include, among other things, the completion of the transaction; anticipated sales and manufacturing levels; operating expenses; interest expense; the effects of weather on consumer purchasing patterns for generators; the seasonal nature of the generator and pressure washer business; the speed and timing of the reduction of generator inventories remaining from Y2K; actions of competitor engine and original equipment manufacturers; changes in laws and regulations, including accounting standards; employee relations; customer demand; prices of purchased raw materials and parts; domestic economic conditions, including housing starts and changes in consumer disposable income; and other factors that may be disclosed from time to time in SEC filings or otherwise. Some or all of the factors may be beyond our control.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Text of News Release, dated March 1, 2001




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 14, 2001                 GENERAC PORTABLE PRODUCTS, INC.



                                     By: /s/  Eric R. Wilkinson
                                        ----------------------------------------
                                              Eric R. Wilkinson
                                              President





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                                INDEX TO EXHIBITS

EXHIBIT NUMBER AND DESCRIPTION                                        PAGE
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
99.1 Text of News Release, dated March 1, 2001





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